UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

STEWART ENTERPRISES, INC.

(Stewart Enterprises Employees’ Retirement Trust)
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)

(504) 729-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On May 3, 2005, the Stewart Enterprises Employees’ Retirement Trust (a profit-sharing plan) (the “Plan”) dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Registrant’s Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

     The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the two most recent fiscal years and through May 3, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the financial statements for such years.

     During the two most recent fiscal years and through May 3, 2005, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 28, 2005, is filed as Exhibit 16.1 to this Form 8-K.

     On May 3, 2005, Laporte, Sehrt, Romig and Hand (“Laporte”) was appointed as the independent registered public accounting firm for the Plan for the fiscal year ended December 31, 2004. During the most two recent fiscal years and through May 3, 2005, the Plan did not consult with Laporte regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or any other matters that were either the subject of a disagreement or a reportable event as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 28, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC. (Administrator of the Stewart Enterprises Employees’ Retirement Trust (A Profit Sharing Plan))
June 28, 2005	/s/ THOMAS M. KITCHEN
Thomas M. Kitchen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 28, 2005.